Exhibit 10.46
MARAVAI LIFESCIENCES HOLDINGS, INC.
2020 OMNIBUS INCENTIVE PLAN
PERFORMANCE STOCK UNIT GRANT NOTICE
Pursuant to the terms and conditions of the Maravai LifeSciences Holdings, Inc. 2020 Omnibus Incentive Plan, as amended from time to time (the “Plan”), Maravai LifeSciences Holdings, Inc., a Delaware corporation (the “Company”), hereby grants to the individual listed below (“Participant”) the number of performance-based Restricted Stock Units (the “PSUs”) set forth below. This award of PSUs (this “Award”) is subject to the terms and conditions set forth herein and in the Performance Stock Unit Agreement attached hereto as Exhibit A (the “Agreement”), which is incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.
Participant: [●]
Grant Date: [●]
Vesting Start Date:    [●]
Target Number of PSUs:     [●]
Vesting of PSUs:    Subject to the Agreement, the Plan and other terms and conditions set forth herein, one-third of the Eligible PSUs (as defined in Exhibit B), if any, will vest on the later of (i) the first anniversary of the Vesting Start Date and (ii) the Certification Date (as defined in Exhibit B), and an additional one-third of the Eligible PSUs, if any, will vest on each of the second and third anniversaries of the Vesting Start Date set forth above based, in each case, upon achievement of the performance criteria set forth in Exhibit B, so long as Participant has not incurred a Termination of Service prior to the settlement date, except as expressly provided for in the Plan, the Agreement or a written employment or severance agreement between Participant and the Company (or a severance plan under which Participant has been designated as a participant entitled to receive benefits) that is in effect at the time of such Termination of Service.
[Signature Page Follows]
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By Participant’s signature below, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan, this Grant Notice or the Agreement. This Grant Notice may be executed in one or more counterparts (including portable document format (.pdf) and facsimile counterparts), each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.
Notwithstanding any provision of this Grant Notice or the Agreement, if Participant has not executed this Grant Notice within 90 days following the Grant Date set forth above, Participant will be deemed to have accepted this Award, subject to all of the terms and conditions of this Grant Notice, the Agreement and the Plan.

MARAVAI LIFESCIENCES HOLDINGS, INC.

/s/
Name:    [●]
Title: [●]

PARTICIPANT
/s/
Name:    [●]
[Signature Page to Performance Stock Unit Grant Notice]

Exhibit A
PERFORMANCE STOCK UNIT AGREEMENT
Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the Plan.
Article I.
GENERAL
1.1Award of PSUs.
(a)The Company has granted the PSUs to Participant effective as of the grant date set forth in the Grant Notice (the “Grant Date”). Each PSU represents the right to receive one Share as set forth in this Agreement. Participant will have no right to the distribution of any Shares or payment of any cash until the time (if ever) the PSUs have vested.
1.2Incorporation of Terms of Plan. The PSUs are subject to the terms and conditions set forth in this Agreement, the Grant Notice and the Plan, which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of this Agreement will control.
1.3Unsecured Promise. The PSUs will at all times prior to settlement represent an unsecured Company obligation payable only from the Company’s general assets.
Article II.
VESTING; FORFEITURE AND SETTLEMENT
2.1Vesting; Forfeiture.
(a)The PSUs will vest according to the terms set forth in the Grant Notice. In the event of Participant’s Termination of Service for any reason, all unvested PSUs will immediately and automatically be cancelled and forfeited, except as otherwise determined by the Committee or provided in a binding written agreement between Participant and the Company.
(b)Notwithstanding anything in the Grant Notice, this Agreement or the Plan to the contrary, subject to Section 2.1(d) hereof, if a Change in Control occurs prior to the third anniversary of the Vesting Start Date, the number of Eligible PSUs, if any, as determined in accordance with Exhibit B hereto, that have not yet vested and settled will, upon the consummation of such Change in Control, convert automatically to time-based Restricted Stock Units that will vest according to the terms set forth in the Grant Notice (the “Converted RSUs”), so long as Participant continuously provides services to the Company or any Affiliate through the third anniversary of the Vesting Start Date. Notwithstanding the foregoing, if a Qualifying Termination occurs within the 24-month period following the consummation of such Change in Control, any then-outstanding Converted RSUs shall immediately become vested as of the date of such Termination of Service. For purposes of this Agreement, a “Qualifying Termination” means Participant’s Termination of Service by involuntary termination without Cause or by voluntary resignation for Good Reason (as defined in the then-current Employment Agreement among Participant, the Company, and the Subsidiary of the Company by which Participant is directly employed.
(c)Notwithstanding the foregoing, if, in connection with a Change in Control prior to the third anniversary of the Vesting Start Date, this Award is not assumed or continued, or an equivalent award is not substituted for this Award by the acquiror or survivor (or an affiliate of the acquiror or survivor), the number of any then-outstanding Eligible PSUs or Converted RSUs, as applicable, that have not yet vested and settled, if any, shall vest upon the consummation of such Change in Control in accordance with Exhibit B.

2.2Settlement. As soon as administratively practicable following the vesting of Eligible PSUs or Converted RSUs pursuant to Section 2.1, but in no event later than 30 days after the applicable vesting date, the Company shall deliver to Participant a number of Shares equal to the number of Eligible PSUs or Converted RSUs, as applicable, that vested. All Shares issued hereunder shall be delivered either by delivering one or more certificates for such shares to Participant or by entering such shares in book-entry form, as determined by the Committee in its sole discretion. The value of Shares shall not bear any interest owing to the passage of time.
Article III.
TAXATION AND TAX WITHHOLDING
3.1Representation. Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of this Award and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.
3.2Tax Withholding. To the extent that the receipt, vesting or settlement of this Award results in compensation income or wages to the Participant for federal, state, local and/or foreign tax purposes, Participant shall make arrangements satisfactory to the Company regarding the payment of, any income tax, social insurance contribution or other applicable taxes that are required to be withheld in respect of this Award, which arrangements include the delivery of cash or cash equivalents, Shares (including previously owned Shares (which is not subject to any pledge or other security interest), net settlement, a broker-assisted sale, or other cashless withholding or reduction of the amount of Shares otherwise issuable or delivered pursuant to this Award), other property, or any other legal consideration the Committee deems appropriate in each case with the consent of Participant. If such tax obligations are satisfied through net settlement or the surrender of previously owned Shares, the maximum number of Shares that may be so withheld (or surrendered) shall be the number of Shares that have an aggregate Fair Market Value on the date of withholding or surrender equal to the aggregate amount of such tax liabilities determined based on the greatest withholding rates for federal, state, local and/or foreign tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment for the Company with respect to this Award, as determined by the Committee. Any fraction of a Share required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash to Participant. Participant acknowledges that there may be adverse tax consequences upon the receipt, vesting or settlement of this Award or disposition of the underlying shares and that Participant has been advised, and hereby is advised, to consult a tax advisor. Participant represents that Participant is in no manner relying on the Board, the Committee, the Company or an Affiliate or any of their respective managers, directors, officers, employees or authorized representatives (including attorneys, accountants, consultants, bankers, lenders, prospective lenders and financial representatives) for tax advice or an assessment of such tax consequences.
Article IV.
OTHER PROVISIONS
4.1Adjustments. Participant acknowledges that the PSUs and the Shares subject to the PSUs are subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan.
4.2Notices. All notices and other communications under this Agreement shall be in writing and shall be delivered to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):
If to the Company, unless otherwise designated by the Company in a written notice to Participant (or other holder):

Maravai LifeSciences Holdings, Inc.
Attn: General Counsel
10770 Wateridge Circle Suite 200
San Diego, CA 92121
If to Participant, at Participant’s last known address on file with the Company.
Any notice that is delivered personally or by overnight courier or telecopier in the manner provided herein shall be deemed to have been duly given to Participant when it is mailed by the Company or, if such notice is not mailed to Participant, upon receipt by Participant. Any notice that is addressed and mailed in the manner herein provided shall be conclusively presumed to have been given to the party to whom it is addressed at the close of business, local time of the recipient, on the fourth day after the day it is so placed in the mail.
4.3Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
4.4Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws.
4.5Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
4.6Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement, and the PSUs will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.
4.7Entire Agreement. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.
4.8Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.
4.9Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the PSUs, and rights no greater than the right to receive the Shares as a general unsecured creditor with respect to the PSUs, as and when settled pursuant to the terms of this Agreement.
4.10Non-Transferability. During the lifetime of Participant, the PSUs may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until the Shares underlying the PSUs have been issued, and all restrictions applicable to such Shares have lapsed. Neither the PSUs not any interest or right therein shall be liable for the debts, contracts or engagements of Participant or Participant’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.
4.11Legends. If a stock certificate is issued with respect to the Shares delivered hereunder, such certificate shall bear such legend or legends as the Committee deems appropriate in order to reflect the restrictions set forth in this Agreement and to ensure compliance with the terms and provisions of this Agreement, the rules, regulations and other requirements of the Securities and Exchange Commission and any other Applicable Laws. If the Shares issued hereunder are held in book-entry form, then such entry will reflect that the Shares are subject to the restrictions set forth in this Agreement.
4.12No Right to Continued Service or Awards. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the service of the Company or any Affiliate or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or an Affiliate and Participant. The grant of the PSUs is a one-time benefit and does not create any contractual or other right to receive a grant of Awards or benefits in lieu of Awards in the future. Any future Awards will be granted at the sole discretion of the Company.
4.13Satisfaction of Claims. Any issuance or transfer of Shares or other property to Participant or Participant’s legal representative, heir, legatee or distribute, in accordance with the Plan, the Grant Notice and this Agreement shall be in full satisfaction of all claims of such person hereunder.
4.14Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.
4.15Company Recoupment of Awards. Participant’s rights with respect to this Award shall in all events be subject to the publicly filed Clawback Policy of Maravai LifeSciences Holdings, Inc. and any right or obligation that the Company may have regarding the clawback of “incentive-based compensation” under Section 10D of the Exchange Act and any applicable rules and regulations promulgated thereunder from time to time by the U.S. Securities and Exchange Commission.
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Exhibit B

Performance Criteria
This Exhibit B sets forth the performance criteria applicable to the PSUs. Capitalized terms used but not defined herein shall have the same meanings as are ascribed thereto in the Grant Notice, the Agreement or the Plan, as applicable.
Subject to the terms and conditions set forth in the Grant Notice, the Agreement and the Plan, if no Change in Control occurs prior to [●], the portion of the PSUs subject to this Award that become Eligible PSUs, if any, will be determined by the Committee pursuant to the performance criteria set forth in the schedule below upon the Committee’s certification of the achievement of the amount of Adjusted EBITDA as of the Measuring Date, which certification shall occur no later than [●] (the “Certification Date”).
Subject to the terms and conditions set forth in the Grant Notice, the Agreement and the Plan, if a Change in Control occurs (i) prior to [●], the portion of the PSUs subject to this Award that become Converted RSUs, if any, will be determined by the Committee pursuant to the performance criteria set forth in the schedule below upon the Committee’s certification of the achievement of the amount of Adjusted EBITDA as of the Measuring Date, which certification shall be effective as of the date of consummation of the Change in Control; and (ii) after [●], but before the third anniversary of the Vesting Start Date, the portion of the PSUs subject to this Award that become Converted RSUs, if any, will be the number of then-outstanding Eligible PSUs calculated as of the Certification Date that have not yet vested and settled as of the date of consummation of the Change in Control. Notwithstanding the foregoing, if a Change in Control occurs prior to the third anniversary of the Vesting Start Date and in connection therewith, this Award is not assumed or continued, or an equivalent award is not substituted for this Award by the acquiror or survivor (or an affiliate of the acquiror or survivor), any then-outstanding Eligible PSUs or Converted RSUs that have not yet vested and settled shall vest as of the date of such Change in Control.
Defined Terms:
“Adjusted EBITDA” means (i) if no Change in Control occurs prior to [●], Adjusted EBITDA for fiscal year [●]; and (ii) if a Change in Control occurs prior to [●], an amount equal to the greater of (a) the Target Amount and (b) the Company’s good faith forecasted Adjusted EBITDA for fiscal year [●] as of the Measuring Date, in each case as historically calculated and reported in the Company’s Annual Report on Form 10-K.
“Eligible PSUs” means such number of PSUs subject to this Award that become eligible to vest according to the terms set forth in the Grant Notice, as calculated based upon the achievement of the Adjusted EBITDA performance criteria set forth in the schedule below as of the applicable Measuring Date.
“Measuring Date” means (i) [●], if no Change in Control occurs prior to such date; and (ii) if a Change in Control occurs prior to [●], such date as reasonably determined by the Committee in advance of the anticipated Change in Control.
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“Target Amount” means $[●] of Adjusted EBITDA.
“Target PSUs” means the Target Number of PSUs set forth in the Grant Notice.
Determination of Eligible PSUs:

Amount of Adjusted EBITDA as of the Measuring Date (EBITDA Thresholds)	Number of PSUs Granted Hereunder that Become Eligible PSUs or Converted RSUs (as applicable)
Less than or equal to $[●]	[●]%
$[●]	[●]% of the number of Target PSUs
Greater than or equal to $[●]	[●]% of the number of Target PSUs

Straight line interpolation shall apply in the event Adjusted EBITDA is between the EBITDA Thresholds specified above.
The number of PSUs that are eligible to vest pursuant to the Adjusted EBITDA criteria set forth above, if any, shall be rounded up to the nearest whole share.
All PSUs subject to this Award that (i) do not become eligible to vest on the earlier of the Certification Date and a Change in Control or (ii) become Converted RSUs upon the consummation of a Change in Control but do not vest on or prior to the third anniversary of the Vesting Start Date, as applicable, shall be forfeited and cancelled for no consideration as of the applicable date.
Consistent with the terms of the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the terms of the Plan or the Agreement, including this Exhibit B, shall be within the sole discretion of the Committee, and shall be final, conclusive, and binding upon all persons.
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